EXHIBIT 99(a)
                              THE ST. LAWRENCE FUND
                        320 N. MERIDIAN STREET, SUITE 818
                             INDIANAPOLIS, IN 46204


                              DECLARATION OF TRUST



                                     DATED:

                                DECEMBER 21, 1995




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                                    ARTICLE I

                              NAME AND DEFINITIONS


        Section 1.1 Name. The name of the trust created hereby is The St. Lawrence Fund, and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" wherever herein used) shall refer to the Trustees as Trustees, and not as individuals, or personally, and shall not refer to the officers, agents, employees or Shareholders of the Trust. Should the Trustees determine that the use of such name is not advisable, they may use such other name for the Trust as they deem proper and the Trust may hold its property and conduct its activities under such other name.

        Section 1.2 Definitions. Wherever they are used herein, the following terms have the following respective meanings:

                (a) "By-Laws" means the By-Laws referred to in Section 3.9 hereof, as from time to time amended.

                (b) the terms "Commission," "Affiliated Person" and "Interested Person," have the meanings given them in the 1940 Act.

                (c) "Declaration" means this Declaration of Trust as amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

                (d) "Distributor" means the party, other than the Trust, to a contract described in Section 4.3 hereof.

                (e) "Fundamental Policies" shall mean investment policies and restrictions adopted by the Trustees, including as may be set forth in the Prospectus and Statement of Additional Information as filed with the Securities and Exchange Commission, and thereafter as amended, from time to time and designated as fundamental policies therein.

                (f) "Investment Adviser" means any party, other than the Trust, to an investment advisory contract described in Section 4.1 hereof.

                (g) "Majority Shareholder Vote" means the vote of the holders of: (i) a majority of Shares represented in person or by proxy and entitled to vote at a meeting of Shareholders at which a quorum, as determined in accordance with the By-Laws, is present; or (ii) a majority of Shares issued and outstanding and entitled to vote when action is taken by written consent of Shareholders; or (iii) a "majority of the outstanding voting securities," as the phrase is defined in the 1940 Act, when any action is required by the 1940 Act by such majority as so defined.

                (h) "Manager" means any party, other than the Trust, to a management contract described in Section 4.1 hereof.

                (i) "1940 Act" means the Investment Company Act of 1940 and the rules and regulations thereunder as amended from time to time.

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                (j)  "Person"  means  and  includes  individuals,  corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

                (k) "Registration Statement" means a Registration Statement of the Trust under the Securities Act of 1933 as such may be amended or supplemented and filed with the Commission from time to time.

                (l)  "Shareholder" means a record owner of outstanding Shares.

                (m) "Shares" means the units of interest into which the beneficial interest in the Trust shall be divided from time to time as described in Section 6.1, and includes fractions of Shares as well as whole Shares.

                (n) "Transfer Agent" means the party, other than the Trust, to the contract described in Section 4.4 hereof.

                (o) "Trust" refers to the Massachusetts business trust created by this Declaration of Trust, as amended or restated from time to time.

                (p) "Trust Property" means any and all property real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

                (q) "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder.



                                   ARTICLE II

                                    TRUSTEES

        Section 2.1. Number of Trustees. The number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than two (2) nor more than fifteen (15). No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term unless the Trustee is specifically removed pursuant to Section 2.2 of this Article II at the time of decrease. Unless otherwise provided by the By-laws of the Trust, the Trustees need not be Shareholders or own Shares.

        Section 2.2. Term of Office of Trustees. The term of office of all of the Trustees shall expire on the date of the first annual meeting of Shareholders or special meeting in lieu thereof following the effective date of the Registration Statement relating to the Shares under the Securities Act of 1933, as amended. Following the first annual or special meeting, the Board of Trustees shall be divided into three classes (or such lesser number of classes as shall be equal to the number of trustees in office immediately following such meeting). Within the limits above specified, the number of Trustees in each class shall be determined by resolution of the Board of Trustees. The term of office of the first class shall expire on the date of the second annual meeting of Shareholders or special meeting in lieu thereof. The term of office of the second class

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shall expire on the date of the third annual meeting of  Shareholders or special meeting in lieu thereof. The term of office of the third class (if any) shall expire on the date of the fourth annual meeting of Shareholders or special meeting in lieu thereof. Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected for a term expiring on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire. The Trustees shall be elected by a Majority Shareholder Vote at an annual meeting of Shareholders or special meeting in lieu thereof called for that purpose, except as provided in Section 2.3 of this Article. Each Trustee elected shall hold office until his successor shall have been elected and shall have qualified; except that (a) any Trustee may resign his trust (without need for prior or subsequent accounting) by an instrument in writing signed by him or her and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) any Trustee may be removed, with or without cause, by written instrument, signed by a majority of the
remaining  Trustees,   specifying  the  date  when  such  removal  shall  become
effective, (c) any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any meeting of Shareholders by a vote of eighty percent (80%) of the outstanding Shares of the class or classes of Shares of beneficial interest that elected such Trustee. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

        Section 2.3. Resignation and Appointment of Trustees. In case of the declination, death, resignation, retirement, removal or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees or, prior to the public ownership of Shares of the Trust, if only one Trustee shall then remain in office, the remaining Trustee, shall fill such vacancy by appointing such other person as they or he, in their or his discretion, shall see fit. Such appointment shall be evidenced by a written instrument signed by a majority of the remaining Trustees or by the remaining Trustee, as the case may be. Any such appointment shall not become effective, however, until the person named in the written instrument or appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. Within twelve months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust. An appointment of a Trustee may be made by the Trustees then in office and notice thereof mailed to Shareholders as aforesaid in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. The power of appointment is subject to the provisions of Section 16(a) of the 1940 Act.

        Section 2.4. Vacancies. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.3, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon

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the  Trustees  by the  Declaration  to elect a Trustee  to fill such  vacancy in accordance with the terms and provisions hereof. A written instrument certifying the existence of such vacancy signed by a majority of the Trustees shall be conclusive evidence of the existence of such vacancy.

        Section 2.5. Delegation of Power to Other Trustees. Subject to the provisions of the 1940 Act, any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall less than two (2) Trustees personally exercise the powers granted to the Trustees under the Declaration except as herein otherwise expressly provided. Nothing in this Section 2.5 shall apply to or limit the ability of any Trustee to grant any power of attorney for the purpose of executing any registration statement filed with the Commission or thereto relating to the Shares.


                                   ARTICLE III

                               POWERS OF TRUSTEES

        Section 3.1. General. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities wheresoever in the world they may be located as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

        The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

        Section 3.2.  Investments.  The Trustees shall have the power to:

                (a) conduct, operate and carry on the business of an investment company;

                (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, options, commodities, commodity futures contracts and related options, currencies, currency futures and forward contracts, and other securities, investment contracts and other instruments of any kind including, without limitation, those issued, guaranteed or sponsored by any and all Persons including, without limitation, states, territories and possessions of the United States, the District of Columbia and any of the political subdivisions, agencies or instrumentalities thereof, and by the United States Government or its agencies or instrumentalities, foreign or international instrumentalities, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory or possession thereof, and of corporations or organizations organized under foreign laws, or in "when issued" contracts for any such securities, or retain Trust assets in cash and from time to time change the investments of the assets of the Trust; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which the Trust may invest should the Fundamental Policies be amended.

The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

        Section 3.3. Legal Title. Legal title to all the Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is appropriately protected. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

        Section 3.4. Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VI, VII and VIII hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations.

        Section 3.5. Borrowing Money; Lending Trust Assets. Subject to the Fundamental Policies, the Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust assets.

        Section 3.6. Delegation; Committees. The Trustees shall have power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient.

        Section 3.7. Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property;

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to foreclose any security interest securing any obligations,  by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

        Section 3.8. Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

        Section 3.9. Manner of Acting; By-Laws. Except as otherwise provided herein or in the By-Laws or by any provision of law, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of all the Trustees. The Trustees may adopt By-Laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent such power is not reserved to the Shareholders.

        Section 3.10. Miscellaneous Powers. The Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust or any Series (as defined in
Article VI) thereof; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine; (d) purchase, and pay for out of Trust Property or the property of the appropriate Series of the Trust, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers, or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted to be taken by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (e) establish pension, profit-sharing, Share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (f) to the extent permitted by law, indemnify any person with whom the Trust or any Series thereof has dealings, including any Investment Adviser, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust or any Series thereof and the method by which its accounts shall be kept; (i) adopt a seal for the Trust but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust; (j) amend, interpret or modify this Declaration of Trust, or other governing instrument of the Trust or of Shares, in good faith for the purpose of conforming the Trust's operations or this Declaration of Trust to the requirements of any taxing or regulatory authority, to permit an additional business activity, or otherwise to permit actions or activities which assist the beneficial operation of the Trust, so long as such amendment, interpretation or modification does not materially and adversely effect the interests of Shareholders.

        Section 3.11. Principal Transactions. Except in transactions permitted by the 1940 Act or any rule or regulation thereunder, or any order of exemption issued by the Commission, or effected to implement the provisions of any agreement to which the Trust is a party, the Trustees shall not, on behalf of the Trust, buy any securities (other

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than  Shares)  from or sell any  securities  (other than Shares) to, or lend any assets of the Trust or any Series thereof to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any Investment Adviser, Distributor or Transfer Agent or with any Affiliated Person of such Person; but the Trust or any Series thereof may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

        Section 3.12. Litigation. The Trustees shall have the power to engage in and to prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust, and out of the assets of the Trust to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by any person, including a Shareholder in its own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust.

        Section 3.13. Trustees and Officers as Shareholders. No officer or Trustee of the Trust, and no officer or director of the Investment Adviser or the Distributor, and no Investment Adviser or Distributor of the Trust, shall take a short position in Shares.


                                   ARTICLE IV

               INVESTMENT ADVISER, MANAGER, DISTRIBUTOR, CUSTODIAN
                               AND TRANSFER AGENT

        Section 4.1. Investment Adviser and Manager. Subject to approval by a Majority Shareholder Vote, the Trustees may in their discretion from time to time enter into one or more investment advisory and management contracts whereby the other party or parties to any such contracts shall undertake to furnish the Trust, such management, investment advisory, administration, accounting, legal, statistical and research facilities and services, promotional or marketing activities, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of the Declaration, the Trustees may authorize the Investment Advisers, or any of them, under any such contracts (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities and other investments of the Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of such Investment Advisers, or any of them (and all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees.

        Section 4.2. Administrative Services. The Trustees may in their discretion from time to time contract for administrative personnel and services whereby the other party shall agree to provide the Trustees or the Trust administrative personnel and services to operate the Trust on a daily or other basis, on such terms and conditions as the Trustees may in their discretion determine. Such services may be provided by one or more persons or entities.

        Section 4.3. Distributor. The Trustees may in their discretion from time to time enter into one or more contracts, providing for the sale of Shares whereby the Trust may either agree to sell the Shares to the other parties to the contracts, or any of them, or appoint any such other party its sales agent for such Shares. In either case, any such contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article IV or the By-Laws including, without limitation, the provision for the repurchase or sale of Shares of the Trust by such other party as principal or as agent of the Trust, and for entry by the other parties to the contracts into selected dealer agreements with registered securities dealers to further the purpose of distribution of the Shares.

        Section 4.4. Transfer Agent. The Trustees may in their discretion from time to time enter into a transfer agency and shareholder service contract whereby the other party to such contract shall undertake to furnish transfer agency and shareholder services to the Trust. The contract shall have such terms and conditions as the Trustees may in their discretion determine not inconsistent with the Declaration or the By-Laws. Such services may be provided by one or more Persons.

        Section 4.5. Custodian. The Trustees may appoint or otherwise engage one or more banks or trust companies, each having an aggregate capital, surplus and undivided profits (as shown on its last published report) of at least five million dollars ($5,000,000) to serve as Custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-Laws of the Trust.

        Section 4.6. Parties to Contract. Any contract of the character described in Sections 4.1, 4.2, 4.3, 4.4 or 4.5 of this Article IV and any other contract may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article IV. The same Person may be the other party to any contracts entered into pursuant to Sections 4.1, 4.2, 4.3,
4.4 or 4.5 above or otherwise, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.6.

        Section 4.7 Compliance with the 1940 Act. Any contract entered into pursuant to Sections 4.1, 4.2 and 4.3 shall be consistent with and subject to the requirements of Section 15 of the 1940 Act (including any amendment thereof or other applicable Act of Congress hereafter enacted) with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal thereof.


                                    ARTICLE V

          LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

        Section 5.1. No Personal Liability of Shareholders, Trustees, etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with the Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property, for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify out of the property of the Trust and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

        Section 5.2. Non-Liability of Trustees, etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

        Section 5.3. Indemnification. (a) The Trustees shall provide for indemnification by the Trust of any person who is, or has been, a Trustee, officer, employee or agent of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof, in such manner as the Trustees may provide from time to time in the By-Laws.

        (b) The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

        Section 5.4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

        Section 5.5. No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees shall recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the

Trustees or Shareholders, individually, but bind only the Trust Estate, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not affect the validity of such obligation, contract instrument, certificate, Share, security or undertaking and shall not operate to bind the Trustees or Shareholders individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

        Section 5.6. Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any Investment Adviser, Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.


                                   ARTICLE VI

                          SHARES OF BENEFICIAL INTEREST

        Section 6.1. Beneficial Interest. The beneficial interest in the Trust shall be divided into Shares, all without par value, but the Trustees shall have the authority from time to time, without obtaining shareholder approval, to create one or more Series of Shares in addition to the Series specifically established and designated in Part 3 of this Article SIXTH, and to divide the shares of any Series into two or more Classes pursuant to Part 2 of this Article SIXTH, all as they deem necessary or desirable, to establish and designate such Series and Classes, and to fix and determine the relative rights and preferences as between the different Series of Shares or Classes as to right of redemption and the price, terms and manner of redemption, liabilities and expenses to be borne by any Series or Class, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion on liquidation, conversion rights, and conditions under which the several Series or Classes shall have individual voting rights or no voting rights. Except as aforesaid, all Shares of the different Series shall be identical.

                (a) The number of authorized Shares and the number of Shares of each Series and each Class of a Series that may be issued is unlimited, and the Trustees may issue Shares of any Series of Class of any Series for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), all without action or approval of the Shareholders. All Shares when so issued on the terms determined by the Trustees shall be fully paid and non-assessable. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series into one or more Series or Classes of Series that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Series reacquired by the Trust.

                (b) The establishment and designation of any Series or any Class of any Series in addition to that established and designated in Part 3 of this Article Sixth shall be effective with the effectiveness of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series or such Class of such Series or as otherwise provided in such instrument. At any time that there are not Shares outstanding of any particular Series previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that Series and the establishment and designation thereof. If and to the extent the instrument referred to in this paragraph shall be an amendment to this Declaration of Trust, the Trustees may make any such amendment without shareholder approval.

                (c) Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested may acquire, own, hold and dispose of Shares of any Series or Class of any Series of the Trust to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares of any Series or Class of any Series from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Series or Class generally.

        Section 6.2. Classes of Series. The Trustees shall have authority from time to time, without obtaining shareholder approval, to divide the Shares of any Series into two or more Classes as they deem necessary or desirable, and to establish and designate such Classes. In such event, each Class of a Series shall represent interests in the designated Series of the Trust and have such voting, dividend, liquidation and other rights as may be established and designated by the Trustees. Expenses and liabilities related directly or indirectly to the Shares of a Class of a Series may be borne solely by such Class (as shall be determined by the Trustees) and a Class of a Series may have exclusive voting rights with respect to matters relating solely to such Class. The bearing of expenses and liabilities solely by a Class of Shares of a Series shall be appropriately reflected (in the manner determined by the Trustees) in the net asset value, dividend and liquidation rights of the Shares of such Class of a Series. The division of the Shares of a Series into Classes and the terms and conditions pursuant to which the Shares of the Classes of a Series will be issued must be made in compliance with the 1940 Act. No division of Shares of a Series into Classes shall result in the creation of a Class of Shares having a preference as to dividends or distributions or a preference in the event of any liquidation, termination or winding up of the Trust, to the extent such a preference is prohibited by Section 18 of the 1940 Act as to the Trust.

        The relative rights and preferences of Shares of different Classes of a Series shall be the same in all respects except that, and unless and until the Board of Trustees shall determine otherwise: (I) when a vote of Shareholders is required under this Declaration of Trust or when a meeting of Shareholders is called by the Board of Trustees, the Shares of a Class shall vote exclusively on matters that affect that Class only; (ii) the expenses and liabilities related to a Class shall be borne solely by such Class (as determined and allocated to such Class by the Trustees from time to time); and (iii) the Shares of each Class shall have such other rights and preferences as are set forth from time to time in the then effective prospectus and/or statement of additional information relating to the Shares. Dividends and distributions on one Class of a Series may differ from the dividends and distributions on another Class of the Series, and the net asset value of one Class of a Series may differ from the net asset value of another Class of the Series.

        Section 6.3. Creation of Initial Series. Without limiting the authority of the Trustees set forth in Section 6.1 of this Article SIXTH to establish and designate any further Series, the Trustees hereby establish one Series of Shares having the same name as the Trust, and said Shares shall be of one Class until divided into Classes by vote of the Trustees and as shall be set forth from time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Series or Classes at the time of establishing and designating the same) have the following relative rights and preferences:

                (a) Assets Belonging to Series. All consideration received by the Trust from the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to that Series as provided in the following sentence, are herein referred to as "assets belonging to" that Series. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series (collectively "General Items"), the trustees shall allocate such General Items to and among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable; and any General Items so allocated to a particular Series shall belong to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the shareholders of all Series for all purposes.

                (b) (1) Liabilities Belonging to Series. The liabilities, expenses, costs, charges and reserves attributable to each Series shall be charged and allocated to the assets belonging to each particular Series. Any general liabilities, expenses, costs, charges and reserves of the Trust which are not identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to each Series are herein referred to as "liabilities belonging to" that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the shareholders of all Series for all purposes.

                       (2) Liabilities Belonging to a Class. If a Series is divided into more than one Class, the liabilities, expenses, costs, charges and reserves attributable to a Class shall be charged and allocated to the Class to which such liabilities, expenses, costs, charges or reserves are attributable. Any general liabilities, expenses, costs, charges or reserves belonging to the Series which are not identifiable are belonging to any particular Class shall be allocated and charged by the Trustees to and among any one or more of the Classes established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to each Class are herein referred to as "liabilities belonging to" that Class. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Classes for all purposes.

                (c) Dividends. Dividends and distributions on Shares of a particular Series or Class may be paid to the holders of Shares of that Series or Class, with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, from such of the income, capital gains accrued or realized, and capital and surplus, from the assets belonging to that Series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to such Series or Class. All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of such Series or Class in proportion to the number of Shares of such Series or Class held by such Shareholders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure. Such dividends and distributions may be made in cash or Shares or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with this Declaration of Trust.

                (d) Liquidation. In the event of the liquidation or dissolution of the Trust, the Shareholders of each Series and all Classes of each Series that have been established and designated shall be entitled to receive, as a Series or Class, when and as declared by the Trustees, the excess of the assets belonging to that Series over the liabilities belonging to that Series or Class. The assets so distributable to the Shareholders of any particular Class and Series shall be distributed among such Shareholders in proportion to the number of Shares of such Class of that Series held by them and recorded on the books of the Trust.

                (e) Transfer. All Shares of each particular Series or Class shall be transferable, but transfers of Shares of a particular Class and Series will be recorded on the Share transfer records of the Trust applicable to such Series or Class of that Series only at such times as Shareholders shall have the right to require the Trust to redeem Shares of such Series or Class of that Series and at such other times as may be permitted by the Trustees.

                (f) Equality. Each Share of a Series shall represent an equal proportionate interest in the assets belonging to that Series (subject to the liabilities belonging to such Series or any Class of that Series), and each Share of any particular Series shall be equal to each other Share of that Series and shares of each Class of a Series shall be equal to each other Share of such Class; but the provisions of this sentence shall not restrict any distinctions permissible under this Article SIXTH that may exist with respect to Shares of the different Classes of a Series. The Trustees may from time to time divide or combine the Shares of any particular Class or Series into a greater or lesser number of Shares of that Class or Series without thereby changing the proportionate beneficial interest in the assets belonging to that Series or allocable to that Class in any way affecting the rights or Shares of any other Class or Series.

                (g) Fractions. Any fractional Share of any Class and Series, if any such fractional Share is outstanding, shall carry proportionately all the rights and obligations of a whole Share of that Class and Series, including those rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

                (h) Conversion Rights. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that (i) holders of Shares of any Series shall have the right to exchange said Shares into Shares of one or more other Series or Shares, (ii) holders of shares of any Class shall have the right to exchange said Shares into Shares of one or more other Classes of the same or a different Series, and/or (iii) the Trust shall have the right to carry out exchanges of the aforesaid kind, in each case in accordance with such requirements and procedures as may be established by the Trustees.

                (i) Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or of a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Class and Series that has been established and designated. No certification certifying the ownership of Shares need be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as they case may be, shall be conclusive as to who are the Shareholders and as to the number of Shares of each Class and Series held from time to time by each such Shareholder.

                (j) Investments in the Trust. The Trustees may accept investments in the Trust from such persons and on such terms and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize. The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase or sale of Shares that conform to such authorized terms and to reject any purchase or sale orders for Shares whether or not conforming to such authorized terms.

                (k) Voting of Series. Except as herein otherwise provided, at all meetings of Shareholders, each Shareholder shall be entitled to one vote on each matter submitted to a vote of the Shareholders of the affected Series for each Share standing in his name on the books of the Trust on the date, fixed in accordance with the By-laws, for determination of Shareholders of the affected Series entitled to vote at such meeting (except, if the Board so determines, for Shares redeemed prior to the meeting), and each such Series shall vote separately ("Individual Series Voting"); a Series shall be deemed to be affected when a vote of the holders of that Series on a matter is required by the 1940 Act; provided, however, that as to any matter with respect to which a vote of Shareholders is required by the 1940 Act or by any applicable law that must be complied with, such requirements as to a vote by Shareholders shall apply in lieu of Individual Series Voting as described above. If the shares of a Series shall be divided into Classes, the shares of each Class shall have identical voting rights except that the Trustees, in their discretion, may provide a Class of a Series with exclusive voting rights with respect to matters which relate solely to such Classes. If the Shares of any Series shall be divided into Classes with a Class having exclusive voting rights with respect to certain matters, the quorum and voting requirements described below with respect to action to be taken by the Shareholders of the Class of such Series on such matters shall be applicable only to the Shares of such Class. Any fractional Shares shall carry proportionately all the rights of a whole Share, including the right to vote and the right to receive dividends. The presence in person or by proxy of the holders of a majority of the Shares, or of the Shares of any Series or Class of any Series, outstanding and entitled to vote thereat shall constitute a quorum at any meeting of the Shareholders or of that Series or Class, respectively.

        Section 6.4. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition of division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in the Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any class or series of Shares.

        Section 6.5. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

        Section 6.6. Issuance of Shares. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares or any class or series thereof into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1000ths of a Share or integral multiples thereof.

        Section 6.7 Register of Shares. A register shall be kept in respect of each Series at the principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register may be in written form or any other form capable of being converted into written form within a reasonable time for visual inspection. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the By-Laws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

        Section 6.8. Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

        Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer of agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law, except as may otherwise be provided by the laws of the Commonwealth of Massachusetts.

        Section 6.9. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust. Annual reports and proxy statements need not be sent to a shareholder if: (i) an annual report and proxy statement for two consecutive annual meetings, or (ii) all, and at least two, checks (if sent by first class mail) in payment of dividends or interest and shares during a twelve month period have been mailed to such shareholder's address and have been returned undelivered. However, delivery of such annual reports and proxy statements shall resume once a Shareholder's current address is determined.

        Section 6.10. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.2 hereof, (ii) for the removal of Trustees as provided in Section 2.2 hereof, (iii) with respect to any investment advisory or management contract as provided in Section 4.1, (iv) with respect to termination of the Trust as provided in Section 8.2,
(v) with respect to any amendment of the Declaration to the extent and as provided in Section 8.3, (vi) with respect to any merger, consolidation or sale of assets as provided in Sections 8.4, 8.5 and 8.6, (vii) with respect to incorporation or reorganization of the Trust to the extent and as provided in
Section 8.5, (viii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders and (ix) with respect to such additional matters relating to the Trust as may be required by law, the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as and when the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that Shares held in the treasury of the Trust as of the record date, as determined in accordance with the By-Laws, shall not be voted. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.

                                   ARTICLE VII

                        DETERMINATION OF NET ASSET VALUE,
                          NET INCOME AND DISTRIBUTIONS

        The Trustees, in their absolute discretion, may prescribe and shall set forth in the By-Laws or in a duly adopted vote of the Trustees such bases and times for determining the per share net asset value of the Shares or net income or the declaration and payment of dividends and distributions as they may deem necessary or desirable.


                                  ARTICLE VIII

            DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS, ETC.

        Section 8.1. Duration. The Trust shall terminate on or about the 31st day of December, 2015, unless earlier or later terminated in accordance with the provisions of Section 8.2 of this Article VIII.

        Section 8.2.  Termination of the Trust.  (a) The Trust may be terminated
(i) by the affirmative vote of the holders of not less than eighty percent (80%) of the Shares outstanding and entitled to vote, at any meeting of Shareholders of the Trust, or (ii) by an instrument in writing, signed by a majority of the Trustees and consented to by the holders of not less than a Majority Shareholder Vote of the Trust or (iii) by the Trustees by written notice to the Shareholders.

        Upon the termination of the Trust:

                (A) The Trust shall carry on no business except for the purpose of winding up its affairs.

                (B) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or Trust Property to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property shall require Shareholder approval in accordance with Section 8.4 hereof.

                (C) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders of the Trust according to their respective rights.

                (D) After termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust, and the rights and interests of all Shareholders of the Trust shall thereupon cease.

        Section 8.3. Amendment  Procedures.  (a) Except as provided in paragraph
(c) of this Section 8.3, this Declaration may be amended by a vote of the majority of Shares outstanding and entitled to vote, at a meeting of Shareholders, or by an instrument in writing, without a meeting signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Shares outstanding and entitled to vote. The Trustees may also amend this Declaration without the vote or consent of Shareholders (i) to change the name of the Trust, (ii) to supply any omission, or cure, correct or supplement any ambiguous, defective or inconsistent provision hereof or to exercise the powers granted to them pursuant to Section 3.10 or otherwise herein, (iii) if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the Internal Revenue Code, or to eliminate or reduce any federal, state or local taxes which are or may be payable by the Trust or the Shareholders, but the Trustees shall not be liable for failing to do so, or (iv) for any other purpose which does not adversely affect the rights of any Shareholder with respect to which the amendment is or purports to be applicable.

        (b) No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares of the Trust outstanding and entitled to vote. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

        (c) No amendment may be made under this Section 8.3 which shall amend, alter, change or repeal any of the provisions of Sections 8.3, 8.4, 8.6 or 8.7 unless the amendment affecting such amendment, alteration, change or repeal shall receive the affirmative vote or consent of eighty percent (80%) of the Shares outstanding and entitled to vote. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of Shares otherwise required by law or by the terms of any class or series, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.

        (d) A certificate signed by a majority of the Trustees or by the Secretary or any Assistant Secretary of the Trust, setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees or certified by the Secretary or any Assistant Secretary of the Trust, shall be conclusive evidence of such amendment when lodged among the records of the Trust. Unless such amendment or such certificate sets forth some later time for the effectiveness of such amendment, such amendment shall be effective when lodged among the records of the Trust.

        Notwithstanding any other provision hereof, until such time as a Form N-2 Registration Statement under the 1940 Act, as amended, shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

        Section 8.4. Merger, Consolidation and Sale of Assets. The Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property, including its good will, upon such terms and conditions and for such consideration when and as authorized, at any meeting of Shareholders called for the purpose, by the affirmative vote of the holders of not less than eighty percent (80%) of the Shares of the Trust entitled to vote, or by an instrument or instruments in writing, without a meeting, consented to by the holders of not less than eighty percent (80%) of such Shares; provided, however, that if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the Shares outstanding and entitled to vote shall be sufficient authorization; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the laws of the Commonwealth of Massachusetts. Nothing contained herein shall be construed as requiring approval of Shareholders for any sale of assets in the ordinary course of business of the Trust.

        Section 8.5. Incorporation and Reorganization. With the approval of the holders of a majority of the Shares outstanding and entitled to vote, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or the Trust Property and Reorganization or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property to any such corporation, trust, partnership, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. Subject to Section 8.4 hereof, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.

        Section 8.6. Conversion. Notwithstanding any other provision of this Declaration, the conversion of the Trust, or Series of the Trust, from a "closed-end company" to an "open-end company", as those terms are defined in Sections 5(a)(2) and 5(a)(1), respectively, of the 1940 Act as in effect on December 1, 1995, shall require the affirmative vote or consent of the holders of eighty percent (80%) of each of the Shares outstanding and entitled to vote. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law or by the terms of any class or series of Shares, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange; provided, however, such provision shall not preclude a Series from being otherwise classified if then permitted by the 1940 Act of by order or interpretation of appropriate regulatory authorities.


                                   ARTICLE IX

                             REPORTS TO SHAREHOLDERS

        The Trustees shall at least semi-annually submit or cause the officers of the Trust to submit to the Shareholders a written financial report of the Trust, including financial statements which shall at least annually be certified by independent public accountants.

                                    ARTICLE X

                                  MISCELLANEOUS

        Section 10.1. Filing. This Declaration and any amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by a Trustee or by the Secretary or any Assistant Secretary of the Trust stating that such action was duly taken in a manner provided herein. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

        Section 10.2. Resident Agent. Lane Altman & Owens, 101 Federal Street, Boston, Massachusetts 02110, Attn: Joseph F. Mazzella, is the resident agent of the Trust in the Commonwealth of Massachusetts.

        Section 10.3. Governing Law. This Declaration is executed by the Trustees and delivered in the Commonwealth of Massachusetts and with reference to the laws thereof and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said State.

        Section 10.4. Counterparts. The Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

        Section 10.5. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, appears to be a Trustee hereunder, or Secretary or Assistant Secretary of the Trust, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

        Section 10.6. Provisions in Conflict with Law or Regulations. (a) The provisions of the Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provisions shall be deemed superseded by such law or regulation to the extent necessary to eliminate such conflict; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration or render invalid or improper any action taken or omitted prior to such determination.

        (b) If any provision of the Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall pertain only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.

        Section 10.7. Principal Place of Business. The principal place of business of the Trust shall be 320 N. Meridian Street, Suite 818, Indianapolis, IN 46204, or such other location as the Trustees may designate from time to time.

IN WITNESS WHEREOF, the undersigned have executed this Declaration of Trust this 21 day of December, 1995.



/s/ Edward B. Grier III                    /s/ Michael Port
              , as Trustee                             , as Trustee

STATE OF NEW YORK
              ss.:
COUNTY OF NEW YORK

        On this 21 day of December, 1995, Edward B. Grier III and Michael Port, known to me and known to be the individuals described in and who executed the foregoing instrument, personally appeared before me and they severally acknowledged the foregoing instrument to be their free act and deed.



                                             /s/ Anne Marie Begley
                                             Notary Public


[STAMP]

Anne Marie Begley
Notary Public, State of New York
No. 01BE4871650
Qualified in Queens County
My commission expires: 3/23/97